Exhibit 99.1

Merger with Total System Services, Inc.

On September 18, 2019, Global Payments Inc. completed its merger with Total System Services, Inc. ("TSYS"), with the Company as the surviving entity. Global Payments Inc. and its consolidated subsidiaries are referred to collectively as "Global Payments," the "Company," "we," "our" or "us," unless the context requires otherwise. TSYS' results of operations and financial position are included in the consolidated results of the Company from the date of the merger.

Supplemental Combined Financial Information

Due to the significance of the merger with TSYS and the resulting change in our reportable segments, the Company is providing the supplemental combined financial information set forth in the attached schedules to enhance its shareholders' ability to evaluate the Company's operating performance on a combined basis with TSYS. The purpose of the supplemental combined financial information is to reflect changes to our reportable segments and to present certain non-GAAP financial measures on a combined company basis for the first, second and third quarters of 2019. The supplemental combined financial information has been prepared by making certain adjustments to the sum of historical Global Payments financial information and historical TSYS financial information determined in accordance with accounting principles generally accepted in the United States ("GAAP"). The adjustments are discussed in the notes to the schedules.

The supplemental combined financial information in the attached schedules is not necessarily indicative of the operating results of the combined companies had the merger been completed at the beginning of or prior to the periods presented or of the operating results of the combined company in the future. The supplemental combined financial information for periods prior to the date of the merger does not reflect cost savings or other synergies anticipated as a result of the merger. In addition, the supplemental combined financial information for those periods does not reflect the effect of acquisition accounting adjustments from applying the acquisition method of accounting to the merger. The supplemental combined financial information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission ("SEC"), and the preparation of information in accordance with Article 11 would result in a different presentation.

Change in Reportable Segments

Prior to the completion of the merger, the Company operated in three reportable segments: North America, Europe and Asia-Pacific. In the fourth quarter of 2019, as a result of the merger with TSYS, the Company realigned its executive management and organizational structures. Based on an evaluation performed in accordance with the guidance provided in Accounting Standards Codification Topic 280, Segment Reporting, management has determined that the Company's new reportable segments as of December 31, 2019 are: Merchant Solutions, Issuer Solutions and Business and Consumer Solutions. In connection with the organizational realignment, the legacy Global Payments businesses are included in the Merchant Solutions segment with the exception of a small portion of its European business that is included in the Issuer Solutions segment. Certain operating expenses that prior to the merger were considered "enterprise-wide" expenses and reported in Corporate are now reflected in the Merchant Solutions segment. The Company will be required to present the retrospective results of this change in reportable segments in its Annual Report on Form 10-K for the year ended December 31, 2019 and other future filings.

Use of Non-GAAP Financial Measures

Global Payments is supplementing its historical reporting information determined in accordance with GAAP, such as revenue and operating income, by providing these measures with certain adjustments (such measures being non-GAAP financial measures). In addition to GAAP measures, management uses these non-GAAP financial measures to focus on the factors the Company believes are pertinent to the daily management of its operations. Management uses these non-GAAP financial measures, together with other metrics, to set goals for and measure the performance of the business and to determine incentive compensation. Management believes that providing combined historical financial information and making adjustments for certain non-cash or other items with respect to such combined information should enhance shareholders’ ability to evaluate the combined company’s performance, including providing a reasonable basis of comparison with its results for post-merger periods and providing additional insights into the factors and trends affecting the combined company’s business. The corresponding reconciliations of these adjusted financial measures to the most directly comparable GAAP measures are included in the attached schedules. Combined adjusted net revenue and combined adjusted operating income should be considered in addition to, and not as substitutes for, revenues and operating income determined in accordance with GAAP. The non-GAAP financial measures reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Forward-Looking Statements

The supplemental combined financial information in the attached schedules contains "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Global Payments operates, beliefs of and assumptions made by Global Payments management, and the anticipated outcome and benefits of the merger of Global Payments and TSYS, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments. Words such as "believes," "anticipates," "expects," "intends," "targeted," "estimates," "forecasts," "projects," "plans," "may," "could," "should," "would," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future —including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of Global Payments or its management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.

Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in Global Payments’ reports filed with the SEC and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the expected benefits of the merger with TSYS or difficulties integrating the business of the combined company, higher than anticipated costs related to integrating the businesses, business disruptions or the risk of customer loss related to the merger with TSYS, our ability to safeguard our data, increased competition from larger companies and non-traditional competitors, our ability to update our services in a timely manner, our ability to maintain Visa and Mastercard registration and financial institution sponsorship; our reliance on financial institutions to provide clearing services in connection with our settlement activities; our potential failure to comply with card network requirements; risk associated with our indebtedness; potential systems interruptions or failures; software defects or undetected errors, increased attrition of merchants, referral partners or independent sales organizations; our ability to increase our share of existing markets and expand into new markets; development of market trends and technologies; a decline in the use of cards for payment generally; unanticipated increases in chargeback liability; increases in credit card network fees; change in laws, regulations or network rules or interpretations thereof; foreign currency exchange and interest rate risks; political, economic and regulatory changes in the foreign countries in which we operate; future performance, integration and conversion of acquired operations, including without limitation difficulties and delays in integrating or fully realizing cost savings and other benefits of our acquisitions at all or within the expected time period; fully realizing anticipated annual interest expense savings from refinancing our credit facilities; and our loss of key personnel. Any forward-looking statements speak only as of the date of this report or as of the date they were made, and Global Payments undertakes no obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Global Payments’ annual report on Form 10-K for the year ended December 31, 2018, under the caption "Risk Factors" in Global Payments’ quarterly report on Form 10-Q for the quarterly period ended September 30, 2019, and in other documents that Global Payments files with the SEC, which are available at www.sec.gov.

SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
SCHEDULE 1
SUMMARY OF SEGMENT FINANCIAL MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	GAAP[1]			Combined Non-GAAP[2]
	Three months ended			Three months ended
	March 31, 2019	June 30, 2019	September 30, 2019	March 31, 2019	June 30, 2019	September 30, 2019
Revenues:
Merchant Solutions	$877,783	$929,914	$1,004,943	$1,082,544	$1,150,912	$1,199,645
Issuer Solutions	5,256	5,238	75,628	438,730	437,684	444,639
Business and Consumer Solutions	—	—	27,896	219,178	196,143	190,479
Intersegment Eliminations	—	—	(2,526)	(15,338)	(12,879)	(15,134)
	$883,039	$935,152	$1,105,941	$1,725,114	$1,771,860	$1,819,629

Operating Income:
Merchant Solutions	$238,129	$283,411	$318,786	$472,238	$521,849	$562,108
Issuer Solutions	3,439	3,596	5,885	154,460	159,121	170,132
Business and Consumer Solutions	—	—	3,365	57,759	48,230	35,237
Corporate	(42,076)	(65,281)	(153,999)	(63,174)	(67,061)	(65,048)
	$199,492	$221,726	$174,037	$621,283	$662,139	$702,429

____________________________

1.	Represents Global Payments GAAP financial information presented in the new reportable segment structure.

2.	Represents adjusted net revenue and adjusted operating income for Global Payments and TSYS combined. Adjusted net revenue excludes the addition of network fees.

See schedules 2 through 4 for reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures.

SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
SCHEDULE 2
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three months ended March 31, 2019
	GAAP	TSYS[1]	Intercompany Elimination[2]	Revenue Adjustments[3]	Earnings Adjustments[4]	Combined Non-GAAP

Revenues:
Merchant Solutions	$877,783	$344,083	$(4,259)	$(135,063)	—	$1,082,544
Issuer Solutions	5,256	487,254	—	(53,780)	—	438,730
Business and Consumer Solutions	—	219,178	—	—	—	219,178
Intersegment Eliminations	—	(15,984)	—	646	—	(15,338)
Total	$883,039	$1,034,531	$(4,259)	$(188,197)	$—	$1,725,114

Operating Income:
Merchant Solutions	$238,129	$75,221	$—	$4,407	$154,481	$472,238
Issuer Solutions	3,439	151,021	—	—	—	154,460
Business and Consumer Solutions	—	44,525	—	—	13,234	57,759
Corporate	(42,076)	(47,497)	—	—	26,399	(63,174)
Total	$199,492	$223,270	$—	$4,407	$194,114	$621,283

____________________________

1.	Represents TSYS financial information determined in accordance with GAAP applied by TSYS and presented in Global Payments new segment reporting structure.

2.	Represents elimination of revenues between legacy Global Payments and TSYS considered intercompany revenue following the merger.

3.
Represents adjustments to revenues for gross-up related payments (included in operating expense) associated with certain lines of business to reflect the economic benefits to the Company. Also includes $4.4 million to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

4.
Earnings adjustments to operating income include $163.0 million to remove amortization of acquired intangibles, $22.1 million to remove share-based compensation expense and $9.0 million to remove acquisition and integration expense.

SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
SCHEDULE 3
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three months ended June 30, 2019
	GAAP	TSYS[1]	Intercompany Elimination[2]	Revenue Adjustments[3]	Earnings Adjustments[4]	Combined Non-GAAP

Revenues:
Merchant Solutions	$929,914	$365,377	$(4,183)	$(140,196)	$—	$1,150,912
Issuer Solutions	5,238	487,517	—	(55,071)	—	437,684
Business and Consumer Solutions	—	196,143	—	—	—	196,143
Intersegment Eliminations	—	(13,552)	—	673	—	(12,879)
Total	$935,152	$1,035,485	$(4,183)	$(194,594)	$—	$1,771,860

Operating Income:
Merchant Solutions	$283,411	$86,005	$—	$4,234	$148,199	$521,849
Issuer Solutions	3,596	155,525	—	—	—	159,121
Business and Consumer Solutions	—	34,996	—	—	13,234	48,230
Corporate	(65,281)	(57,438)	—	—	55,658	(67,061)
Total	$221,726	$219,088	$—	$4,234	$217,091	$662,139
____________________________________________

1.	Represents TSYS financial information determined in accordance with GAAP applied by TSYS and presented in Global Payments new segment reporting structure.

2.	Represents elimination of revenues between legacy Global Payments and TSYS considered intercompany revenue following the merger.

3.
Represents adjustments to revenues for gross-up related payments (included in operating expense) associated with certain lines of business to reflect the economic benefits to the Company. Also includes $4.2 million to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

4.
Earnings adjustments to operating income include $157.8 million to remove amortization of acquired intangibles, $40.2 million to remove share-based compensation expense and $19.1 million to remove acquisition and integration expense.

SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
SCHEDULE 4
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three months ended September 30, 2019
	GAAP	TSYS[1]	Intercompany Elimination[2]	Revenue Adjustments[3]	Earnings Adjustments[4]	Combined Non-GAAP

Revenues:
Merchant Solutions	$1,004,943	$319,774	$(3,303)	$(121,769)	$—	$1,199,645
Issuer Solutions	75,628	423,555	—	(54,544)	—	444,639
Business and Consumer Solutions	27,896	162,583	—	—	—	190,479
Intersegment Eliminations	(2,526)	(13,258)	—	650	—	(15,134)
Total	$1,105,941	$892,654	$(3,303)	$(175,663)	$—	$1,819,629

Operating Income:
Merchant Solutions	$318,786	$78,570	$—	$4,002	$160,750	$562,108
Issuer Solutions	5,885	146,142	—	—	18,105	170,132
Business and Consumer Solutions	3,365	16,305	—	—	15,567	35,237
Corporate	(153,999)	(126,083)	—	—	215,034	(65,048)
Total	$174,037	$114,934	$—	$4,002	$409,456	$702,429

_________________________________________

1.
Represents TSYS financial information determined in accordance with GAAP applied by TSYS and presented in Global Payments new segment reporting structure. Global Payments financial results presented in the GAAP column include TSYS results for the period after the merger.

2.	Represents elimination of revenues between legacy Global Payments and TSYS considered intercompany revenue following the merger.

3.
Represents adjustments to revenues for gross-up related payments (included in operating expense) associated with certain lines of business to reflect the economic benefits to the Company. Also includes $4.0 million to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

4.
Earnings adjustments to operating income include $180.5 million to remove amortization of acquired intangibles, $58.0 million to remove share-based compensation expense and $170.9 million to remove acquisition and integration expense.